UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 20, 2021

ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (505) 881-7567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2021, Jeff Krantz, the Chief Commercial Officer of Array Technologies, Inc. (the “Company”), provided written notice of his intention to resign from his positions as an officer and employee of the Company and its subsidiaries, effective as of January 12, 2022. Mr. Krantz has agreed to stay on to assist with the identification, appointment and transition of his role through the effective date of his resignation. Mr. Krantz’s resignation is not the result of any material disagreement with the Company regarding its operations, policies, or practices.

In connection with his resignation, Mr. Krantz entered into an agreement (the “Agreement”) with the Company under which the Company agreed to modify the terms of the Restricted Stock Unit Agreements dated October 19, 2020 and March 2, 2021 with Mr. Krantz and his Offer Letter, dated December 19, 2016 (the “Offer Letter”), such that Mr. Krantz will retain certain of his unvested restricted stock units on their current vesting schedule upon any potential resignation, regardless of whether such resignation is for Good Cause (as defined in the Offer Letter). The Company’s obligations under the Agreement are conditioned upon Mr. Krantz’s agreement to, among other things, stay on in his current role through January 11, 2022, sign a release in favor of the Company and its affiliates, and continue to abide by any confidentiality and non-solicitation covenants contained in his Offer Letter.

Item 7.01 Regulation FD Disclosure.

On December 20, 2021, the Company issued a press release describing the matters in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description

99.1	Press Release of Array Technologies, Inc., dated December 20, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: December 20, 2021	By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer